UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2019

Better Choice Company Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-161943	26-2754069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 Tampa Rd, Suite 1117, Oldsmar, Florida	34677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 846-4280

N/A
(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2019, Lori R. Taylor notified Better Choice Company Inc. (the “Company”) of her decision to resign as Co-Chief Executive Officer of the Company effective as of September 13, 2019 (the “Resignation Date”).

On the Resignation Date, the Company also entered into a separation agreement (the “Separation Agreement”) with Ms. Taylor, in connection with her resignation as an officer of the Company, effective as of the date thereof. Ms. Taylor will continue to serve as a member of the board of directors of the Company.

Subject to the effectiveness and irrevocability of the release of claims set forth in the Separation Agreement, Ms. Taylor’s cooperation with the Company during the period beginning on the Resignation Date and ending on November 12, 2019 (the “Termination Date”), and Ms. Taylor’s continued compliance with the restrictive covenants set forth in her employment agreement, dated as of May 6, 2019 (the “Employment Agreement”), the Separation Agreement provides that Ms. Taylor will receive continued payment of her base salary of $300,000 (the “Base Salary”) during the 12 month period following the Termination Date, as well as continued payment of healthcare benefits during the 24 month period following the Termination Date. The Separation Agreement also provides that the stock options granted to Ms. Taylor pursuant to that certain Stock Option Grant Notice and Stock Option Agreement, dated May 2, 2019 (the “Option Agreement”), will become fully vested on the Termination Date and such stock options will remain outstanding following the Termination Date and will not expire until the expiration of their term on May 2, 2029.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

Date: September 13, 2019	By:	/s/ Damian Dalla-Longa
Name: Damian Dalla-Longa
Title: Co-Chief Executive Officer